UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2005

Infe-Human Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
000-50374
54-2013455

(State or Other Jurisdiction of Incorporation )

(Commission File number )

(IRS Employer Identification No.)

67 Wall Street, 22nd Floor, New York, NY 10005-3198

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code : (212) 859-3466

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry Into A Material Definitive Agreement

On December 20, 2005, Infe-Human Resources, Inc., on behalf of its soon to be formed wholly-owned subsidiary, Infe-Human Resources of New York, Inc., (the “Buyer”),  Monarch Human Resources, Inc. (“Target”), and John Scrudato and Gregg Oliver, as the shareholders of the Target (the “Shareholders”) entered into a definitive agreement for the purchase by Buyer of 100% of Target’s outstanding shares (“Stock Purchase Agreement”).  The Stock Purchase Agreement grants options for each of the Shareholders to each purchase a 10% interest in the Buyer.  In consideration for this acquisition, Buyer paid $300,000 in cash and lent the Target an additional $100,000.

Item 2.01:  Completion of Acquisition or Disposition of Assets.

On December 20, 2005, Infe-Human Resources, Inc., on behalf of its soon to be formed wholly-owned subsidiary, Infe-Human Resources of New York, Inc., (the “Buyer”),  Monarch Human Resources, Inc. (“Target”), and John Scrudato and Gregg Oliver, as the shareholders of the Target (the “Shareholders”) completed Buyer’s acquisition of 100% of the outstanding shares of Target pursuant to the Stock Purchase Agreement, the material terms of which are described in Item 1.01 above and are incorporated into this Item 2.01 by reference.  The Stock Purchase Agreement grants options for each of the Shareholders to each purchase a 10% interest in the Buyer.  In consideration for this acquisition, Buyer paid $300,000 in cash and lent the Target an additional $100,000.

A copy of the Stock Purchase Agreement is filed with this Report as Exhibit 2 and is incorporated in this Item 2.01 by reference.

Also on December 20, 2005, the parties issued a joint press release announcing the transaction.  A copy of the joint press release is filed with this Report as Exhibit 99 and is incorporated in this Item 2.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

It is impracticable at this time for the Registrant to file the financial statements required to be filed with this Current Report on Form 8-K.  The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b)  Pro Forma Financial Information.

It is impracticable at this time for the Registrant to file the pro forma financial information required to be filed with this Current Report on Form 8-K.  The required pro forma financial information will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(c)  Exhibits.

2.01

Stock Purchase Agreement by and among Infe-Human Resources, Inc., on behalf of its soon to be formed wholly-owned subsidiary, Infe-Human Resources of New York, Inc., Monarch Human Resources, Inc., and John Scrudato and Gregg Oliver, as the shareholders of Monarch.

99.1

Press release dated December 20, 2005 regarding the above transaction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infe-Human Resources, Inc.

Date: December 22, 2005

By:/s/ Arthur Viola

---------------------------

                                                                       Arthur Viola

                                                            Title: Chief Executive Officer

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